Intangible assets, net	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, net

Note 9 – Intangible assets, net

Intangible assets consisted of the following:

	As of December 31, 2023	As of December 31, 2022

Customer relationships	$-	$650,102
Less: Accumulated amortization	-	(477,584)
Less: Impairment	-	(167,787)
Exchange rate effect	-	(4,731)
Total intangible assets, net	$-	$-

Amortization expense for the years ended December 31, 2023, 2022 and 2021 amounted to nil, $115,907 and $162,825, respectively. The management performed quantitative assessment and determined to fully impair the carrying value of intangible assets due to the Company’s limited business development and uncertain surrounding economic environment. For the years ended December 31, 2023, 2022 and 2021, the Company recorded nil, $167,787 and nil impairment loss related to intangible assets, respectively.